UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2018
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.

The Hershey Company (the "Company") is recasting certain financial information included in its Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K"), which was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2018.
The Company adopted Financial Accounting Standards Board Accounting Standards Update No. 2017-07, Compensation-Retirement Benefits ("ASU 2017-07") during the first quarter of 2018 on a retrospective basis. ASU 2017-07 requires an employer to report the service cost component of net benefit cost in the same line item as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if presented, or disclosed separately. In addition, only the service cost component may be eligible for capitalization where applicable.
The following information included in the 2017 Form 10-K is being recast in the exhibits attached to, and included in, this Current Report on Form 8-K to reflect the impact from the adoption of ASU 2017-07. Such information supersedes in its entirety the information in Part II, Items 6, 7 and 8 of the 2017 Form 10-K:

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data
The revised portions of the 2017 Form 10-K described above are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto and are incorporated herein by reference.
The information in this Current Report on Form 8-K and the exhibits hereto has not been updated to reflect any event or development occurring after February 27, 2018, the date on which the Company filed the 2017 Form 10-K with the SEC, other than with respect to the Company's adoption of ASU 2017-07. This Current Report on Form 8-K does not represent an amendment to or restatement of the 2017 Form 10-K. This Current Report on Form 8-K should be read in conjunction with the 2017 Form 10-K and the Company's other periodic reports filed with the SEC from the filing date of the 2017 Form 10-K through the date of this Current Report on Form 8-K, including the Company's Quarterly Report on Form 10-Q for the quarter ended April 1, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	23.1	Consent of Ernst & Young LLP
	23.2	Consent of KPMG LLP
99.1
Updates, where applicable, to Part II, Item 6. Selected Financial Data, from The Hershey Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 27, 2018.

99.2
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from The Hershey Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 27, 2018.

99.3
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Items 15 (a)1 and (a)2 of Part IV, Item 15. Exhibits and Financial Statement Schedules, from The Hershey Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 27, 2018.

	101.INS	XBRL Instance Document
	101.SCH	XBRL Taxonomy Extension Schema
	101.CAL	XBRL Taxonomy Extension Calculation Linkbase
	101.LAB	XBRL Taxonomy Extension Label Linkbase
	101.PRE	XBRL Taxonomy Extension Presentation Linkbase
	101.DEF	XBRL Taxonomy Extension Definition Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 25, 2018	By:	/s/ Patricia A. Little
Patricia A. Little Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
23.2	Consent of KPMG LLP
99.1
Updates, where applicable, to Part II, Item 6. Selected Financial Data, from The Hershey Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 27, 2018.

99.2
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from The Hershey Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 27, 2018.

99.3
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Items 15 (a)1 and (a)2 of Part IV, Item 15. Exhibits and Financial Statement Schedules, from The Hershey Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 27, 2018.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase